Second Quarter 2009 Earnings Call

Supplemental Slides

Exhibit 99.2

The information contained in this presentation includes certain estimates, projections and other forward-
looking information that reflect our current views with respect to future events and financial performance.
These estimates, projections and other forward-looking information are based on assumptions that
HealthSouth believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material.

There can be no assurance that any estimates, projections or forward-looking information will be realized.

All such estimates, projections and forward-looking information speak only as of the date hereof.
HealthSouth undertakes no duty to publicly update or revise the information contained herein.

You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in our Form 10-K for the fiscal year ended December 31, 2008, the Form 10-Q for quarters ended March 31, 2009 and June 30,
2009, when filed, and in other documents we previously filed with the SEC, many of which are beyond our control, that may cause actual results to differ materially from the views, beliefs and estimates expressed herein.

Note Regarding Presentation of Non-GAAP Financial Measures
The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. A schedule is attached that reconciles the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United
States. Our Form 8-K, dated August 4, 2009, to which the following supplemental slides are attached as
Exhibit 99.2, provides further explanation and disclosure regarding our use of non-GAAP financial measures and should be read in conjunction with these supplemental slides.

Forward-Looking Statements

Highlights 4
Revenues 5
Expenses 6
Adjusted Consolidated EBITDA .... 7 - 8
Adjusted Income per Share .... 9 - 10
Free Cash Flow 11
Debt Reduction 12
Liquidity 13
2009 Guidance .... 14 -15
Appendix 16
Operational Excellence .... 17 -18
Revenue (YTD) 19
Expense (YTD) 20
Revenues (Sequential) 21
Expenses (Sequential) 22
Operational and Labor Metrics 23
Payment Sources 24
Debt Maturities 25
Interest Rate Swaps 26
Debt Schedule 27
Non-Operating Cash/Tax Position 28
Outstanding Share Summary 29
US GAAP Reconciliations .... 30 - 33

HEALTHSOUTH

Table of Contents

Highlights (Q2 2009)

Achieved 5.6% quarter-over-quarter discharge growth.

Same store discharge growth was 4.7%.

Revenue growth of 5.9%.

Driven by higher discharge volume which more than offset lower outpatient revenue.

High-quality, cost-effective, patient care.

Driven by effective management of hospital expenses and improved labor productivity.

Reduced debt by $26 million during the quarter.

Moody’s credit upgrade during the quarter.

S & P changed outlook to positive.

Leverage ratio reduced to 4.7x(1) from 5.3x at year end.

(1) Based on trailing four quarter Adjusted Consolidated EBITDA of $359.6 million; reconciliation to GAAP provided on slides 30 through 33.

Revenues (Q2 2009 vs. Q2 2008)

Inpatient revenue growth was driven by strong discharge volumes.

Volume growth was driven by the sustained TeamWorks effort and disciplined development.

Same store discharge growth was 4.7%.

Net patient revenue / discharge was higher in Q209 due to an increasing trend within our patient mix towards higher acuity neurological patients.

Outpatient revenue declined as a result of 15 fewer outpatient satellites quarter over quarter.

Favorable

(Unfavorable)

(Millions)

2nd Qtr. 2009

2nd Qtr. 2008

Change

Inpatient

439.0

$

410.4

$

7.0%

Outpatient and other

44.7

46.2

(3.2%)

Consolidated net operating

483.7

$

456.6

$

5.9%

(Actual Amounts)

Discharges

28,494

26,990

5.6%

Net patient revenue / discharge

15,407

$

15,206

$

1.3%

Expenses (Q2 2009 vs. Q2 2008)

Continued progress on labor productivity demonstrated by lower EPOB.

Hospital related expenses:

Comparison for Q2 affected by a reduction of self-insurance costs resulting from revised actuarial estimates in Q208.

Increased provision for doubtful accounts to reflect aging of pending Medicare appeals.

(Millions)

2nd Qtr. 2009

2nd Qtr. 2008

Change

Salaries and benefits

239.1

$

234.1

$

(2.1%)

Percent of net operating revenues

49.4%

51.3%

190bps

EPOB (employees per occupied bed)

3.52

3.65

3.6%

Hospital-related expenses

118.1

$

109.6

$

(7.8%)

(other operating, supplies, occupancy, bad debts)

Percent of net operating revenues

24.4%

24.0%

(40)bps

General and administrative

22.0

$

22.5

$

2.2%

(excludes 123(R) compensation)

Percent of net operating revenues

4.5%

4.9%

40bps

Adjusted Consolidated EBITDA(1)(2Q 2009)
(Millions)

(1) Reconciliation to GAAP provided on slides 30 through 33.

Improvements driven by:

Increased volumes.

Improved labor productivity.

Lower G&A.

Improvements offset by:

Higher operating expense related to a self-insurance reduction in Q208 offset by lower
TeamWorks expenses.

2nd Qtr. 2009

2nd Qtr. 2008

$

%

94.0

$

85.9

$

8.1

$

9.4%

Change

Adjusted Consolidated EBITDA(1) (6 months)
(Millions)

(1) Reconciliation to GAAP provided on slides 30 through 33.

Improvements driven by:

Increased volumes.

Improved labor productivity.

Lower G&A.

Improvements offset by:

Higher operating expense related to a self-insurance reduction in Q208 offset by lower
TeamWorks expenses.

Strong volume growth YTD helped offset the Medicare price roll-back.

Medicare market basket update: $7-8 million benefit in Q108.

6 Months 2009

6 Months 2008

$

%

192.7

$

174.8

$

17.9

$

10.2%

Change

Adjusted Income per Diluted Share (2Q 2009)

(2) Reconciliation to GAAP provided on slides 30 through 33.

Major drivers were:

Increased Adjusted Consolidated EBITDA.

Lower floating-rate interest expense (results in higher cash payments on swap).

Lower interest expense as a result of lower debt balances.

Increase in income was offset by:

Higher operating expense related to a self-insurance reduction in Q208 offset by lower
TeamWorks expenses.

2nd Qtr.

2nd Qtr.

(Millions, except per share data)

2009

2008

$

%

(Loss) income from continuing operations

attributable to HealthSouth

(6.7)

$

(1)

48.3

$

(1)

(55.0)

$

(113.9%)

Adjusted income from continuing

operations

(2)

39.8

$

16.1

$

23.7

$

147.2%

Adjusted income from continuing

operations per diluted share

      (2)

0.39

$

0.17

$

0.22

$

129.4%

Per Share

Change

(1)

Includes a charge of $48.7 million and a gain of $8.6 million, respectively, for "government, class action, and related settlements expense" primarily relecting the change in value of our common stock.

Adjusted Income per Diluted Share (6 Months)

(2) Reconciliation to GAAP provided on slides 30 through 33.

Major drivers were:

Increased Adjusted Consolidated EBITDA.

Lower floating-rate interest expense (results in higher cash payments on swap).

Lower interest expense as a result of lower debt balances.

Increase offset by:

Higher pricing in Q108.

Higher operating expense related to a self-insurance reduction in Q208, offset by lower
TeamWorks expenses.

6 Months

6 Months

(Millions, except per share data)

2009

2008

$

%

Income from continuing operations

attributable to HealthSouth

41.3

$

(1)

52.9

$

(1)

(11.6)

$

(21.9%)

operations

(2)

79.6

$

33.1

$

46.5

$

140.5%

Adjusted income from continuing

operations per diluted share

(2)

0.79

$

0.36

$

0.43

$

119.4%

Change

Adjusted income from continuing

(1)

Includes a charge of $32.8 million and a gain of $45.0 million, respectively, for "government, class action, and related settlements expense" primarily reflecting the change in value of our common stock.

Per Share

Free Cash Flow

(1) Includes capital expenditures for the hospital refresh program.

3 Months Ended

6 Months Ended

Year Ended

(Millions)

  June 30, 2009

  June 30, 2009

December 31, 2008

46.1

$

229.2

$

227.2

$

6.8

7.0

(6.6)

52.9

236.2

220.6

Incremental income tax expense

(1.4)

(1.7)

(5.0)

Capital expenditures for maintenance

(1)

(7.5)

(15.0)

(37.3)

Net settlements on interest rate swap

(10.6)

(19.1)

(20.7)

Dividends paid on convertible perpetual

preferred stock

(6.5)

(13.0)

(26.0)

Distributions paid to noncontrolling interests

of consolidated affiliates

(7.3)

(15.8)

(33.4)

Non-recurring items:

UBS Settlement proceeds,

less fees to derivative plaintiffs' attorneys

-

(73.8)

-

Federal income tax refunds

-

(41.6)

(47.6)

Cash paid for professional fees - accounting,

3.2

8.0

18.2

tax, and legal

Cash paid for government, class action, and

related settlements

7.0

8.7

7.4

Adjusted free cash flow

29.8

$

72.9

$

76.2

$

Adjusted Free Cash Flow

activities of continuing operations

Net cash provided by operating

Impact of discontinued operations

Net cash provided by operating activities

Debt Outstanding (1)
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$3.40
$2.04
$1.81
$1.70
YE06
YE07
YE08
Jun-09

HEALTHSOUTH

No near-term refinancing

Revolver = 2012

Term Loan = 2013

Bonds = 2014 & 2016

Future deleveraging

Excess cash from operations

Derivative proceeds

E&Y arbitration

Scrushy asset recovery

(1) Credit Agreement limits debt pay down on non–term loan balances. We have the right to buy back non-term loan debt with the discretionary cash available to the Company.

(2) Based on four quarter trailing Adjusted Consolidated EBITDA of $359.6 million; see related debt schedule on slide 27, and reconciliation to GAAP on slides 30 through 33.

  Debt to EBITDA      6.3x           6.3x            5.3x          4.7x (2)

($ Billions)

Year-End  2012  Goal:  3.5x to 4.0x

Debt Reduction

Liquidity
(Millions)

June 30, 2009

December 31, 2008

Cash

Available

49.8

$

32.2

$

Revolver

Total line

400.0

$

400.0

$

Less:

– Draws

-

(40.0)

– Letters of credit

-

(52.7)

Available

400.0

$

307.3

$

Total Liquidity

(available cash and revolver)

449.8

$

339.5

$

2009 Guidance - Adjusted Consolidated EBITDA(1)

(1) Reconciliation to GAAP provided on slides 30 through 33.

Key Drivers:

Sustainable discharge growth

Bed expansions

New hospitals

High-quality, cost-effective patient care

Unknown:

     Market basket update

Previous

$342 to $352

million

Revised

$354 to $362

million

2009 Guidance - Adjusted Earnings per Diluted Share(1)

(1) Adjusted income from continuing operations per diluted share.

Key Drivers:

Increased Adjusted Consolidated EBITDA

Deleveraging

Lower floating-rate interest expense (results in higher cash payment on the swap)

Unknown:

Market basket update

Previous

$0.85 to $90

per share

Revised

$1.15 to $1.25

per share

Appendix

FIM Gain = Change in Functional Independent Measurement (based on an 18 point assessment) from Admission to Discharge

LOS Efficiency = Functional gain divided by length of stay

30
28
26
24
22
20
18
16
14
29.5
26.2
HealthSouth Average
National Average*

2.6
2.4
2.2
2.0
1.8
1.6
1.4
1.2
1.0
2.54
2.26
HealthSouth Average
Benchmark **

HEALTHSOUTH

FIM Gain

LOS Efficiency

Source:  UDSmr Database – On Demand
Reports 2008 Year End Report

** Benchmark = Expected, Risk Adjusted LOS Efficiency

Operational Excellence = “High-Quality” Care

  *Benchmark = Expected Risk Adjusted FIM Change Avg.

Freestanding [2]	Units [2]	Total		HealthSouth Hospitals [2]
Number of IRFs	227	978	1,205		93
Average # of Discharges per IRF	616	242	312		747
Outlier Payments as % of Total Payments	1.72%	3.76%	3.00%		0.56%
Average Estimated Total Payment per Discharge for FY 2010	$16,423	$16,395	$16,405		$16,051
Average Estimated Cost per Discharge for FY 2010	$14,426	$16,370	$15,647		$13,192

HEALTHSOUTH

Operational Excellence = “Cost-Effective” Care

CMS Fiscal Year 2010 IRF Rate Setting File Analysis(1)

Notes:

(1)  All data provided was filtered and compiled from the Centers for Medicare and Medicaid Services (CMS) Fiscal Year 2010 IRF rate setting proposed rule file found at http://www.cms.hhs.gov/InpatientRehabFacPPS/07_DataFiles.asp#TopOfPage. The data presented was developed entirely by CMS and is based on its definitions which are different in form and substance from the criteria HealthSouth uses for external reporting purposes. Because CMS does not provide its detailed methodology, HealthSouth is not able to reconstruct the CMS projections or the calculation.

(2)  The CMS file contains data for each of the 1,205 inpatient rehabilitation facilities used to estimate the proposed policy updates for the FY 2010 proposed IRF-PPS rule. Most of the data represents historical information from the CMS fiscal year 2007 period and does not reflect the same
HealthSouth hospitals in operation today. The data presented was separated into three categories: Freestanding, Units, and HealthSouth.
HealthSouth is a subset of Freestanding and the Total.

Revenue (6 months)

Favorable

6 Months

6 Months

(Unfavorable)

(Millions)

2009

2008

Change

Inpatient

872.1

$

829.6

$

5.1%

Outpatient and other

86.7

91.2

(4.9%)

Consolidated net operating

958.8

$

920.8

$

4.1%

(Actual Amounts)

Discharges

56,301

53,299

5.6%

Net patient revenue / discharge

15,490

$

15,565

$

(0.5%)

Expenses (6 months)

Favorable/

6 Months

6 Months

(Unfavorable)

(Millions, except percent)

2009

2008

Change

Salaries and benefits

473.8

$

464.5

$

(2.0%)

Percent of net operating revenues

49.4%

50.4%

100 bps

EPOB (employees per occupied bed)

3.50

3.59

2.5%

Hospital related expenses

232.7

$

225.4

$

(3.2%)

(other operating, supplies, occupancy, bad debts)

Percent of net operating revenues

24.3%

24.5%

20 bps

General and administrative

43.8

$

47.3

$

7.4%

(excludes 123(R) compensation)

Percent of net operating revenues

4.6%

5.1%

50 bps

Revenues (Sequential)

Inpatient revenue growth was driven by strong discharge growth offset by lower revenue/discharge.

Lower revenue/discharge is related to seasonal discharge flow.

Favorable

(Unfavorable)

(Millions, except percent)

2nd Qtr. 2009

1st Qtr. 2009

Change

Inpatient

439.0

$

433.1

$

1.4%

Outpatient and other

44.7

42.0

6.4%

Consolidated net operating

483.7

$

475.1

$

1.8%

(Actual Amounts)

Discharges

28,494

27,807

2.5%

Net patient revenue / discharge

15,407

$

15,575

$

(1.1%)

Expenses (Sequential)

Higher expenses were driven by 2.5% greater volume discharges.

Favorable

(Unfavorable)

(Millions, except percent)

2nd Qtr. 2009

1st Qtr. 2009

Change

Salaries and benefits

239.1

$

234.7

$

(1.9%)

Percent of net operating revenues

49.4%

49.4%

0 bps

EPOB (employees per occupied bed)

3.52

3.47

(1.4%)

Hospital related expenses

118.1

$

114.6

$

(3.1%)

(other operating, supplies, occupancy, bad debts)

Percent of net operating revenues

24.4%

24.1%

(30) bps

General and administrative

22.0

$

21.8

$

(0.9%)

(excludes 123(R) compensation)

Percent of net operating revenues

4.5%

4.6%

10 bps

Operational and Labor Metrics

(1) Represents discharges from HealthSouth’s 90 consolidated hospitals.

(2) Excludes 388 and 399 full-time equivalents for the three months ended June 30, 2009 and 2008, respectively, and 392 and 422 full-time equivalents for the six months ended June 30, 2009 and 2008, respectively, who are considered part of corporate overhead with their salaries and benefits included in general and administrative expenses in the Company’s condensed consolidated statements of operations. Full-time equivalents included in the above table represent
HealthSouth employees who participate in or support the operations of the Company’s hospitals.

(3) Employees per occupied bed, or “EPOB,” is calculated by dividing the number of full-time equivalents, including an estimate of full-time equivalents from the utilization of contract labor, by the number of occupied beds during each period. The number of occupied beds is determined by multiplying the number of licensed beds by the Company’s occupancy percentage.

2009

2008

2009

2008

Net patient revenue-inpatient

439.0

$

410.4

$

872.1

$

829.6

$

Net patient revenue-outpatient

and other revenues

44.7

46.2

86.7

91.2

Net operating revenues

483.7

$

456.6

$

958.8

$

920.8

$

Discharges

(1)

28,494

26,990

56,301

53,299

Outpatient visits

293,264

319,728

578,365

625,873

Average length of stay

14.4

14.7

14.5

15.0

Occupancy %

68.8%

66.9%

69.0%

67.2%

# of licensed beds

6,534

6,521

6,534

6,521

Occupied beds

4,495

4,363

4,508

4,382

Full-time equivalents (FTEs)

(2)

15,688

15,706

15,627

15,513

Contract labor

120

218

132

210

Total FTE and contract labor

15,808

15,924

15,759

15,723

EPOB

(3)

3.52

3.65

3.50

3.59

Three Months Ended

June 30,

(In Millions)

(Actual Amounts)

(In Millions)

(Actual Amounts)

Six Months Ended

June 30,

Payment Sources

(1) Managed Medicare revenues are included in “Managed care and other discount plans.”

2009

2008

2009

2008

Medicare

67.6%

67.5%

67.9%

67.3%

Medicaid

2.2%

2.1%

2.2%

2.2%

Workers' compensation

1.5%

2.2%

1.6%

2.2%

Managed care and other discount plans

(1)

23.7%

22.7%

23.0%

22.5%

Other third-party payors

2.8%

3.5%

3.0%

3.7%

Patients

0.7%

0.4%

0.8%

0.4%

Other income

1.5%

1.6%

1.5%

1.7%

Total

100.0%

100.0%

100.0%

100.0%

Three Months

Ended June 30,

Six Months

Ended June 30,

$737.5
$559.9
$336.0
$10.8
$21.9
$21.2
$20.6
2009
2010
2011
2012
2013
2014
Thereafter

HEALTHSOUTH

Debt Maturities
(Millions)

$400.0

Current undrawn revolver

matures in 2012

Minimal amortization and no near-term financing risk.

As of June 30, 2009, we were in compliance with the covenants under our Credit Agreement.

Interest Rate Swaps
(Millions)

(1) We have the flexibility to peg 1,2,3 or 6 month Libor, or Prime.

(2) Lower interest rate on term loan as a result of the Moody’s upgrade.

(3) In June 2009, we entered into a received-fixed rate swap as a mirror offset to $100.0 million of the $1,056 million interest rate swap.

(4) Forward-starting interest rate swaps (designated as cash flow hedges).

Floating

Floating Rate Debt Balances

June 30, 2009

Interest Rate

Advances under $400 million revolving credit facility

-

$

Libor plus 325

(1)

Term Loan facility

755.1

Libor plus 225

(1) (2)

Floating Rate Senior Notes due 2014

329.6

6 month Libor

Total

1,084.7

$

Swap Settlement

June 2009

March 2010

March 2011

Net notional amount of interest rate swaps

   (3)

956.0

$

884.0

$

-

$

Received 3 month Libor and pay 5.22% fixed

Notional amount of the interest rate swap

100.0

(4)

Receive 3 month Libor and pay 2.6% fixed

Notional amount of the interest rate swap

100.0

(4)

Receive 3 month Libor and pay 2.9% fixed

Debt Schedule
(Millions)

(1) The Company had $49.8 million in cash and cash equivalents as of June 30, 2009.

(2) Credit Agreement limits debt pay down on non–term loan balances.  We have the ability to buy back non-term loan debt with the discretionary cash available to the Company.

Q209 YTD Debt

Reduction

(1) (2)

March 2012

$              -

$           40.0

$              (40.0)

Term loan facility - March 2013

755.1

783.6

(28.5)

Bonds Payable:

8.375%

Senior Notes due 2011

0.3

0.3

-

7.625%

Senior Notes due 2012

1.5

1.5

-

Floating Rate Senior Notes due 2014

329.6

366.0

(36.4)

     (6 month Libor plus 600)

10.75%

Senior Notes due 2016

494.6

494.3

0.3

from 8.1% to 12.9%

12.5

12.8

(0.3)

Capital lease obligations

108.3

114.7

(6.4)

Total

1,701.9

$

1,813.2

$

(111.3)

$

Year-to-date debt reduction

(1) (2)

111.3

$

Debt Balances

December 31,

2008

Other notes payable at interest rates

Advances under $400 million revolving credit facility,

June 30,

2009

Non-Operating Cash/Tax Position

Cash Refunds as of June 30, 2009

Federal tax recoveries virtually complete.

Approx. $42 million received.

State tax refunds in progress.

Approx. $11 million received.

Approx. $10.5 million net receivable on
the balance sheet.

Future Cash Tax Payments

Expect to pay about $5-7 million per year of
income tax.

State income tax.

Alternative Minimum Tax (AMT).

With over $2.5 billion in NOLs and tax
deductions, we do not expect to pay significant
federal income taxes for approximately the next
10-12 years.

At this time, we do not believe the use of
NOLs will be limited before they expire,
however, no assurances can be provided.

HealthSouth is not currently subject to an
annual use limitation (AUL) under the Internal
Revenue Code section 382.

If we experienced a “change of ownership” as
defined by the Internal Revenue Code section
382, we would be subject to an AUL, which is
equal to the value of the company at the time of
the “change of ownership” multiplied by the
long-term tax exempt rate.

GAAP Considerations

HealthSouth’s balance sheet currently reflects
a valuation allowance for the potential value
of NOLs and future deductions. The valuation
allowance is approximately $1.0 billion.

GAAP tax rate will net to small amount for
foreseeable future as there will be a reduction
in the valuation allowance when NOLs are
utilized.

Outstanding Share Summary
(Millions)

Notes:

(1) Completed an equity offering for 8.8 million shares on June 27, 2008.

(2) Does not include 2.0 million warrants issued in connection with a January 2004 loan repaid to Credit Suisse First Boston.
In connection with this transaction, we issued warrants to the lender to purchase two million shares of our common stock.
Each warrant has a term of ten years from the date of issuance and an exercise price of $32.50 per share. The warrants were not assumed exercised for dilutive shares outstanding because they were antidilutive in the periods presented.

(3) Does not include approximately 5.0 million shares of common stock and warrants to purchase approximately 8.2 million shares of common stock at a strike price of $41.40 to settle our class action securities litigation. This agreement received final court approval in January 2007. As of June 30, 2009, these shares of common stock and warrants have not been issued and are not included in our basic or diluted common shares outstanding. Absent a petition for certiorari, we expect the shares to be distributed in September 2009.

(4) The difference between the basic and diluted shares outstanding is primarily related to our convertible perpetual preferred stock.

2nd Qtr.

(1)

2nd Qtr.

6 Months

6 Months

Year-End

(1)

2009

2008

2009

2008

2008

Basic Shares outstanding

(2) (3)

87.6

79.5

87.5

79.2

83.0

Diluted Shares outstanding

(2) (3) (4)

101.5

93.0

101.2

92.6

96.4

Basic Shares outstanding

(2) (3)

87.6

87.4

87.6

87.4

87.4

Diluted Shares outstanding

(2) (3) (4)

101.5

100.9

101.3

100.8

100.8

Weighted Average for the Period

End of Period

(In Millions, Except Per Share Data)	Three Months Ended June 30, 2009		Three Months Ended June 30, 2008		Six Months Ended June 30, 2009		Six Months Ended June 30, 2008	
		Per Share[3]		Per Share[3]		Per Share[3]		Per Share[3]
Net income	$ 3.6	$ 0.04	$ 52.4	$ 0.66	$ 57.1	$ 0.65	$ 78.8	$ 0.99
(Income) loss from discontinued operations, net of tax, attributable to HealthSouth	(1.2)	(0.01)	4.2	0.05	1.9	0.02	(11.0)	(0.14)
Net income attributable to noncontrolling interests	(9.1)	(0.10)	(8.3)	(0.10)	(17.7)	(0.20)	(14.9)	(0.19)
(Loss) income from continuing operations attributable to HealthSouth	(6.7)	(0.08)	48.3	0.61	41.3	0.47	52.9	0.67
Government, class action, and related settlements	48.7	0.56	(8.6)	(0.11)	32.8	0.37	(45.0)	(0.57)
Professional fees - accounting, tax, and legal	(3.3)	(0.04)	5.3	0.07	1.5	0.02	8.9	0.11
Gain on early extinguishment of debt	(1.3)	(0.01)	-	-	(3.1)	(0.04)	-	-
Loss (gain) on interest rate swaps	3.8	0.04	(28.5)	(0.36)	8.8	0.10	8.1	0.10
Accelerated depreciation of corporate campus	-	-	-	-	-	-	10.0	0.13
Provision for income tax (benefit) expense	(0.3)	(0.00)	0.7	0.01	0.9	0.01	0.8	0.01
Estimated income tax expense	(1.1)	(0.01)	(1.1)	(0.01)	(2.6)	(0.03)	(2.6)	(0.03)
Adjusted income from continuing operations[1][2]	39.8	0.45	16.1	0.20	79.6	0.91	33.1	0.42
Adjustment for dilution[3]		(0.06)		(0.03)		(0.12)		(0.06)
Adjusted income from continuing operations per diluted share[2][4]		$ 0.39		$ 0.17		$ 0.79		$ 0.36
Estimated income tax expense	1.1		1.1		2.6		2.6	
Interest expense and amortization of debt discounts and fees	31.1		43.4		65.5		90.8	
Depreciation and amortization	17.7		17.8		35.3		37.4	
	89.7		78.4		183.0		163.9	
Other adjustments per our Credit Agreement:								
Impairment charges, including investments	0.1		0.6		0.8		0.6	
Net noncash loss on disposal of assets	1.3		0.8		2.3		0.6	
Loss on early extinguishment of debt	-		3.4		-		3.7	
Compensation expense under FASB Statement No. 123(R)	2.9		2.7		6.6		6.0	
Adjusted Consolidated EBITDA[1][4]	$ 94.0		$ 85.9		$ 192.7		$ 174.8	
Basic weighted average common shares outstanding		87.6		79.5		87.5		79.2
Diluted weighted average common shares		101.5		93.0		101.2		92.6

HEALTHSOUTH

Three & Six Months Reconciliation of Net Income to Adjusted Income from
Continuing Operations and Adjusted Consolidated EBITDA(1) (3)

(In Millions, Except Per Share Data)	Year Ended December 31, 2008	Per Share [illegible]
Net income	$ 281.8	$ 3.40
Income from discontinued operations, net of tax, attributable to HealthSouth	(16.9)	(0.20)
Net income attributable to noncontrolling interests	(29.4)	(0.35)
Income from continuing operations attributable to HealthSouth	235.5	2.84
Gain on UBS Settlement	(121.3)	(1.46)
Government, class action, and related settlements	(67.2)	(0.81)
Professional fees - accounting, tax, and legal	44.4	0.53
Loss on interest rate swap	55.7	0.67
Accelerated depreciation of corporate campus	10.0	0.12
Interest associated with UBS Settlement	(9.4)	(0.11)
Provision for income tax benefit	(70.1)	(0.84)
Estimated income tax expense	(5.0)	(0.06)
Adjusted income from continuing operations [illegible]	72.6	0.87
Adjustment for dilution [illegible]		(0.12)
Adjusted income from continuing operations per diluted share [illegible]		$ 0.75
Estimated income tax expense	5.0	
Interest expense and amortization of debt discounts and fees, excluding interest associated with the UBS Settlement	168.9	
Depreciation and amortization, excluding accelerated depreciation of corporate campus	73.2	
	319.7	
Other adjustments per our Credit Agreement:		
Impairment charges, including investments	2.4	
Net noncash loss on disposal of assets	2.0	
Loss on early extinguishment of debt	5.9	
Compensation expense under FASB Statement No. 123(R)	11.7	
Adjusted Consolidated EBITDA [illegible]	$ 341.7	
Weighted average common shares outstanding:		
Basic		83.0
Diluted		96.4

HEALTHSOUTH

2008 Year-End Reconciliation of Net Income to Adjusted Income from
Continuing Operations and Adjusted Consolidated EBITDA(1) (3)

YTD Reconciliation of Adjusted Consolidated EBITDA(1) to Net Cash Provided
by Operating Activities

(Millions)

2009

2008

Adjusted Consolidated EBITDA

192.7

$

174.8

$

Provision for doubtful accounts

17.6

13.9

Professional fees - accounting, tax, and legal

(1.5)

(8.9)

Interest expense and amortization of debt discounts and fees

(65.5)

(90.8)

UBS settlement proceeds, gross

100.0

-

Equity in net loss (income) of nonconsolidated affiliates

0.2

(5.1)

Net income attributable to noncontrolling interests

17.7

14.9

Amortization of debt discounts and fees

3.2

3.3

Distributions from nonconsolidated affiliates

3.9

6.0

Current portion of income tax benefit

1.0

0.6

Change in assets and liabilities

(23.7)

(28.0)

Change in government, class action, and related settlements

(8.7)

(7.4)

Other operating cash used in discontinued operations

(7.0)

(6.5)

Other

(0.7)

0.2

Net cash provided by operating activities

229.2

$

67.0

$

Six Months Ended June 30,

Reconciliation Notes

1.

Adjusted income from continuing operations and Adjusted Consolidated EBITDA are non-
GAAP financial measures. The Company’s leverage ratio (Total Consolidated Debt to
Adjusted Consolidated EBITDA for the trailing four quarters) is, likewise, a non-GAAP financial measure. Management and some members of the investment community utilize adjusted income from continuing operations as a financial measure and Adjusted
Consolidated EBITDA and leverage ratio as liquidity measures on an ongoing basis. These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance or liquidity. In evaluating these adjusted measures, the reader should be aware that in the future HealthSouth may incur expenses similar to the adjustments set forth above.

2.

Per share amounts for each period presented are based on basic weighted average common shares outstanding for all amounts except adjusted income from continuing operations per diluted share, which is based on diluted weighted average shares outstanding. The difference in shares between the basic and diluted shares outstanding is primarily related to our convertible perpetual preferred stock. Per share amounts do not include 5.0 million shares not yet issued under the securities litigation settlement.

3.

Adjusted income from continuing operations per diluted share and Adjusted Consolidated
EBITDA are two components of our guidance.

4.

The Company’s Credit Agreement allows certain other items to be added to arrive at
Adjusted Consolidated EBITDA, and there may be certain other deductions required.